PAGE 1 3 Q 2 0 2 1 CORPORATE UPDATE N o v e m b e r 2 0 2 1

PAGE 2 Forward-looking statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to express or implied statements regarding the current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our preclinical and clinical results and other future conditions. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks relating to: (i) the success and timing of our ongoing clinical trials, (ii) the success and timing of our product development activities and initiating clinical trials, (iii) the success and timing of our collaboration partners’ ongoing and planned clinical trials, (iv) our ability to obtain and maintain regulatory approval of any of our product candidates, (v) our plans to research, discover and develop additional product candidates, (vi) our ability to enter into collaborations for the development of new product candidates, (vii) our ability to establish manufacturing capabilities, and our and our collaboration partners’ abilities to manufacture our product candidates and scale production, (viii) our ability to meet any specific milestones set forth herein, and (ix) uncertainties and assumptions regarding the impact of the COVID-19 pandemic on our business, operations, clinical trials, supply chain, strategy, goals and anticipated timelines. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For further information regarding the risks, uncertainties and other factors that may cause differences between our expectations and actual results, you should review the “Risk Factors” section of our Annual Report on Form 10-K filed for the period ended December 31, 2020, our Quarterly Reports on Form 10-Q and other subsequent filings with the Securities and Exchange Commission. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

PAGE 3 Leveraging genetics to efficiently translate insights into therapies repeatedly 0401 02 03 Targets identified through genetics Efficient, rigorous clinical development paths to PoC Patient-guided development strategies Translational tools to inform development 01 02 03 04

Broad portfolio of highly differentiated programs across multiple CNS disorders

FOCUS AREA	MECHANISM OF ACTION	PROGRAM	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	REGISTRATIONAL ENABLING
PSYCHIATRY	**$GABA_A$ receptor PAM** GABRG2/A1	**PRAX-114** *Small molecule*				**PRAX-114** PTSD **~11M**; **PRAX-114** PMD+ **~3M**	**PRAX-114** MDD **~19M**
MOVEMENT DISORDERS	**$GABA_A$ receptor PAM** GABRG2/A1	**PRAX-114** *Small molecule*				**PRAX-114** Essential Tremor **~7M**	
	T-type calcium channel blocker CACNA1G	**PRAX-944** *Small molecule*				**PRAX-944** PD **~1M**; **PRAX-944** Essential Tremor **~7M**	
RARE DISEASES	**Persistent sodium current blocker** SCN8A	**PRAX-562** *Small molecule*				**PRAX-562** SUNCT/SUNA **~60K**; **PRAX-562** Trigeminal Neuralgia **>300K**; **PRAX-562** DEE **>200K**	
	Potassium channel T 1 blocker KCNT1	**KCNT1 INHIBITOR** *Small molecule*	**KCNT1 >2K**				
	Nav1.2 downregulation SCN2A	**PRAX-222*** *Antisense Oligonucleotide*		**PRAX-222** SCN2A DEE >2K			
	Nav1.2 upregulation SCN2A	**SCN2A-LOF**** *Antisense Oligonucleotide*	**SCN2A** LOF **>10K**				

Figures represent est. U.S. prevalence (Psychiatry and Movement Disorders)

Figures represent est. worldwide prevalence (Rare Diseases)

* PRAX-222 is a collaboration with Ionis Pharmaceuticals, and RogCon Inc; Ionis is eligible to receive double-digit royalties on net product sales worldwide.
** SCN2A-LOF is a collaboration with The Florey Institute; collaboration includes 2 additional ASOs with undisclosed targets
+ Phase 2b trial in women with menopausal & mood symptoms
PRAX-114 Phase 2 trials for ET and PTSD, PRAX-944 Phase 2 trial for PD and PRAX-562 trials for SUNCT/SUNA/TN and for DEEs have not initiated
Prevalence based on internal estimates

PAGE 4

Six placebo-controlled trials across three clinical programs by end of 2021

PIPELINE MATURING TOWARD LATER STAGE

2020	END OF 2021
0	6

PRAX-114
ARIA Study for Monotherapy MDD
Phase 2/3 ongoing
Topline results expected 1H22

PRAX-114
Acapella Study for MDD
Phase 2 ongoing
Topline results expected 1H22

PRAX-114
Study for PTSD
Phase 2 expected to initiate in 4Q21
Topline results expected 2H22

PRAX-114
Study for ET
Phase 2 expected to initiate in 4Q21
Topline results expected 2H22

PRAX-562
SUNCT/SUNA/TN Study
Phase 2 expected to initiate in 4Q21
Topline result timing TBD

PRAX-944
Essential1 Study for ET
Phase 2b ongoing
Topline results expected 2H22

PRAXIS PAGE 5

PAGE 6 Substantial potential for value creation across the portfolio MULTIPLE POTENTIAL VALUE-CREATING MILESTONES EXPECTED WITHIN THE NEXT 12+ MONTHS * Plans for upcoming PRAX-114 Phase 2b study in women with menopausal and mood symptoms to be disclosed by end of 2021 INDICATIONPROGRAM PRAX-114 PRAX-944 PRAX-562 Preclinical MDD PMD* PTSD ET ET PD SUNCT/SUNA/TN DEEs PRAX-222 KCNT1 Q2 2022 Q4 2021 Q1 2022 Q3 2022 Q4 2022 Phase 2/3 Aria Study Topline Phase 2 Acapella Study Topline Development Candidate Nominated Initiate Phase 2 Trial Initiate Phase 2 Trial Initiate Phase 2 Trial Phase 2 Topline Phase 2 Topline Initiate Phase 1/2 SCN2A-DEE Trial Initiate Phase 2 Trial Phase 1 Topline ASSR Biomarker Initiate Phase 2 Trial Phase 2a High Dose Preliminary OL Phase 2b Essential1 Study Topline

PAGE 7 GABAA Receptor PAM PRAX-114 PSYCHIATRY & MOVEMENT DISORDERS Depression Post-traumatic Stress Disorder Essential Tremor 1H 2022 Ph 2/3 Monotherapy MDD Aria Study Topline 1H 2022 Ph 2 MDD Dose-Ranging Acapella Study Topline 2H 2022 Ph 2 PTSD Topline 2H 2022 Ph 2 ET Topline KEY UPCOMING MILESTONES

PAGE 8 PRAX-114 monotherapy MDD Phase 2/3 Aria Study topline data expected 1H 2022 Ph 2/3 1:1 RANDOMIZED PLACEBO CONTROLLED IN MONOTHERAPY MDD 1 2 3 4 5 6 -114 40 mg tablet PLACEBO WEEK KEY SECONDARY ENDPOINT HAM-D17 at Day 29 PRIMARY ENDPOINT HAM-D17 at Day 15 ~200 participants First of two registrational trials for monotherapy MDD KEY INCLUSION CRITERIA Ages 18-65 HAM-D17 ≥ 23 At least one prior episode of MDD KEY EXCLUSION CRITERIA Treatment-resistant depression Current antidepressant treatment PHASE 2/3 OUTPATIENT NIGHTLY DOSING FOLLOW-UP clinicaltrials.gov/ct2/show/NCT04832425; https://theariastudy.com/

PAGE 9 PRAX-114 MDD Phase 2 Acapella Study topline data expected 1H 2022 Ph 2 RANDOMIZED PLACEBO CONTROLLED PRIMARILY IN ADJUNCTIVE MDD 1 2 3 4 5 6 -114 60 mg tablet PLACEBO WEEK KEY SECONDARY ENDPOINT HAM-D17 at Day 29 PRIMARY ENDPOINT HAM-D17 at Day 15 ~125 participants Dose-ranging study to evaluate safety and efficacy of PRAX-114 at doses of 10, 20, 40 and 60 mg KEY INCLUSION CRITERIA Ages 18-65 HAM-D17 ≥ 23 At least one prior episode of MDD Inadequate response to treatment in current episode of at least 12 weeks KEY EXCLUSION CRITERIA Treatment-resistant depression PHASE 2 OUTPATIENT NIGHTLY DOSING FOLLOW-UP clinicaltrials.gov/ct2/show/NCT04969510 -114 40 mg tablet -114 20 mg tablet -114 10 mg tablet

PAGE 10 PRAX-114 PTSD Phase 2 study expected to initiate in 4Q21 Ph 2 1:1 RANDOMIZED PLACEBO CONTROLLED IN PTSD 1 2 3 4 5 6 -114 40 mg tablet WEEK PRIMARY ENDPOINT CAPS-5 Total Score at Day 29 ~80 participants To evaluate safety, tolerability and efficacy of PRAX-114 for treatment of adults with PTSD KEY INCLUSION CRITERIA Ages 18-65 CAPS-5 ≥ 30 PTSD diagnosis with duration of >6 months TOPLINE DATA EXPECTED 2H22 OUTPATIENT NIGHTLY DOSING FOLLOW-UP At Day 15, PRAX-114 participants who have not reached a 20% improvement in CAPS-5 total score may increase to 60 mg 40 or 60 mg tablet PLACEBO

PAGE 11 PRAX-114 ET Phase 2 study expected to initiate in 4Q21 STUDY DESIGN Randomized, double-blind, placebo- controlled, cross-over study ~15 participants To evaluate safety, tolerability, PK and efficacy of daytime dosing of PRAX- 114 for treatment of adults with ET Participants will receive a single daily dose in each period followed by a washout between periods of at least 3 days KEY INCLUSION CRITERIA Ages 18 or older Diagnosis of moderate to severe ET TETRAS UL score ≥10 TOPLINE DATA EXPECTED 2H22 Safety Follow UpScreening PRAX-114 10, 20 mg or PLACEBO Period 1 Period 2 Period 3 Washout Washout PRAX-114 10, 20 mg or PLACEBO PRAX-114 10, 20 mg or PLACEBO 1:1:1 Randomization

PAGE 12 T-Type calcium channel inhibitor PRAX-944 MOVEMENT DISORDERS Essential Tremor Parkinson’s Disease Q4 2021 Ph2a ET High Dose Cohort Preliminary OL 1H 2022 Initiate Ph2 PD Trial 2H 2022 Ph2b Essential1 Study Topline KEY UPCOMING MILESTONES

PAGE 13 To evaluate safety, tolerability and efficacy of PRAX-944 in patients treated up to 120 mg per day 4Q21 Preliminary open-label safety, tolerability and efficacy results 1H22 Complete open-label and placebo- controlled randomized withdrawal results PART B: Open-Label Titration & Randomized Withdrawal Study Up to 120 mg PRAX-944 Phase 2a high dose cohort preliminary results expected in 4Q 2021 PRAX-944 PLACEBO Safety Follow-up Randomized Withdrawal (Days 43-56) Days 29-42Days 1-28 1:1 Randomization Open-Label Titration of PRAX-944Screening Stable Period at High Dose clinicaltrials.gov/ct2/show/NCT05021978

Enrollment has initiated for PRAX-944 ET Phase 2b Essential1 Study

Randomized, double-blind, placebo-controlled study in ~112 participants


Day
-28 to -1
Screening
1:1:1:1
Randomization
Day 1-56
Titration Period
PRAX-944
120 mg
Titration
Period
PRAX-944
60 mg
PRAX-944
20 mg
PLACEBO
Day 57-70
Safety
Follow Up

TOPLINE DATA EXPECTED 2H22

Dose-ranging study to evaluate safety, tolerability and efficacy of PRAX-944 for treatment of adults with ET

KEY INCLUSION CRITERIA

Ages 18 or older

Diagnosis of ET for at least 3 years

TETRAS UL score ≥10

PRAXIS
clinicaltrials.gov/ct2/show/NCT05021991
PAGE 14

PAGE 15 Persistent Sodium Channel Blocker PRAX-562 RARE DISEASES Adult Cephalgias Pediatric Epilepsies (DEEs) KEY UPCOMING MILESTONES Q4 2021 Initiate Ph 2 Adult Cephalgias Trial 1H 2022 Topline Ph 1 ASSR Biomarker 1H 2022 Initiate Ph 2 DEE Trial

PAGE 16 PRAX-562 well tolerated in Phase 1 healthy volunteer study No clinically significant safety findings All TEAEs mild to moderate in severity No drug- related SAEs or severe AEs Percentage of treatment emergent adverse events (TEAEs) reported in ≥5% of PRAX-562 participants* 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Headache Dizziness Dizziness postural Hypoaesthesia oral Nausea Paraesthesia Somnolence Vertigo Disturbance in attention Dysgeusia Facial spasm Hypoaesthesia Lethargy Myoclonus PRAX-562 (N=24) Placebo (N=8) * TEAEs related to blood sample collection excluded

PAGE 17 PRAX-562 development strategy in rare cephalgias and pediatric epilepsies OBJECTIVE Identify PoC and safety in SUNCT/SUNA & Trigeminal Neuralgia while continuing efforts to expand to rare pediatric epilepsies PHASE 1 HEALTHY VOLUNTEERS SAD/MAD, ASSR Biomarker, Food Effect PHASE 2 SUNCT/SUNA & TRIGEMINAL NEURALGIA Clinical Strategy Juvenile tox Topline safety, tolerability, PK & preliminary biomarker data reported in 4Q 2021 PHASE 2 RARE PEDIATRIC EPILEPSY ONGOING PHASE 1 HEALTHY VOLUNTEERS ASSR Biomarker & 28-day Treatment Duration Topline biomarker data reported in 1H 2022